Related party transactions and transactions with a principal shareholder	12 Months Ended
Dec. 31, 2019
Related party transactions and transactions with a principal shareholder
Related party transactions and transactions with a principal shareholder

Note 20 - Related party transactions and transactions with a principal shareholder

During the years ended December 31, 2019, 2018 and 2017, the Company purchased equipment of $nil,  $nil and $7 from Boca Engineering Limited. Mr. Richard Kam Biu Chan is the sole director of Boca and Boca Engineering Limited.

On April 1, 2018, a company beneficially owned by Luk Lai Ching Kimmy (note 8) leased a property in Hong Kong from a subsidiary of the Company. The lease will expire on March 31, 2021. During the years ended December 31, 2019, 2018 and 2017, the Company received rental income of $49,  $33 and $nil that are included in revenue, respectively.